Note 18. Other Expenses, Net (Tables)	12 Months Ended
Oct. 31, 2012
Schedule of Other Operating Cost and Expense, by Component [Table Text Block]
Years ended October 31	2012	2011	2010
Research and development	$6,552	$5,629	$4,533
Foreign exchange (gain) loss	(832)	4,336	32,003
(Gain) loss on sale of investment	-	(1,691)	1,054
Write-down of investments and other long-term assets	-	-	1,632
Other(a)	26,321	275	(14,165)
Other expenses, net	$32,041	$8,549	$25,057